Corporate Presentation

中国安全技术集团

CFS China Fire & Security Group, Inc.

Sureland Industrial Fire Safety Limited

Ticker: CFSG

May 2007

Safe Harbor Statement

Certain statements in this presentation are forward looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. Actual results could differ materially from such statements expressed or implied herein as a result of a variety of factors, including, but not limited to the Company's sales and services; the success of the Company's commercialization strategy, the acceptance by the market of the Company's products; competition and timing of projects and trends in the future operating performance, as well as other factors expressed from time to time in the
Companies periodic filings with the Securities and Exchange Commission (the "SEC"). As a result, this presentation should be read in conjunction with the Company's periodic filings with the SEC.
The forward looking statements contained herein are made only as of the date of this presentation, and the Company undertakes no obligation to publicly update such forward looking statements to reflect subsequent events or circumstances.

35
30
25
20
15
10
5
0
9.3
5.2
12.5
32.5
16.2
9.2
FY2005
FY2006

CHINA FIRE & SECURITY GROUP INC.
Ticker: CFSG

Company Overview

Leading provider of total solutions for the
Industrial Fire Safety Sector in China

A market leader with high barriers to entry
and competitive differentiation in a
fragmented market

Reoccurring revenue opportunities with an
established customer base creating strong
visibility and back log with an attractive
margin profile

Innovative R&D team with a portfolio of
patented products

Well recognized brand name backed by
numerous awards and honors

Positioned to benefit from China’s movement
to higher industrial safety standards and
strong economic expansion

Strong financial position to facilitate growth
in the business

Experienced management team with solid
track record of business execution and
significant ownership position

Financial Overview ($ in millions)

Capital Structure/Other Information

Symbol: CFSG (OTCBB)

F/D shares outstanding: 27.9 million

Management ownership: 52%

Institutions Ownership: 9.2%

Float: 3.6 million

Auditor: Moore, Stephens, Wurth and Frazer

Legal: Cadwalader, Wickersham & Taft LLP

Fiscal year end: December

*2006 Net Income Excludes $2.2 million in non cash expenses

Investment Highlights

Founded in 1995 by Chairman, Gang Jin Li. China Fire & Security Group is
headquartered in Beijing with more than 500 employees and 20 sales and liaison offices throughout China.

Currently the largest manufacturer, distributor, and installer of industrial fire protection products and services in China.

The first company in China to leverage high technology fire protection and safety products to premier clients in industries such as iron and steel, power generation, petrochemical producers, as well as, special purpose construction.

CFSG has developed a proprietary product line that addresses all aspects of industrial fire safety from fire detection to fire system control and extinguishing.

CFSG has secured numerous major industry honors including; No.1 in the category of “System Contracting Enterprises” and  is ranked highly among the  "Top 30 Companies in the Fire Protection Industry" by the China Fire
Protection Association.

For the full year of 2006 the Company reported revenues of $32.5 million, which increased 53.2% vs. 2005 with pro forma net income increasing 26.3%
to $9.2 million.

CFSG Operates in a Rapidly Growing Industry

Market Opportunity:

Annual gross revenue numbers for the fire prevention and remediation industry in the PRC exceeded $3.7 billion ( USD) in 2005 with the industrial sub sector estimated at $900 million.

Driven by multiple government regulations the industry is expected to grow at more than 11 percent annually for the next five years*

Growth Drivers:

China’s industrialization is driving significant demand for commercial fire prevention and remediation systems

             - Increased government regulations

             - Fire Services Law enacted in 1998

             - Safety Production Law enacted in 2002

Large and under penetrated market for existing structures with inadequate fire safety systems – An estimated 80% of industrial plants are not compliant with current requirements.

CFSG has only 3% of the market share while providing a superior product offering at comparably lower price points creating ample opportunities for growth

*(Source: “Building Mechanical & Electrical Engineering” March 2006)

Significant Barriers to Entry

Industrial Fire Safety Systems Demand a Greater Degree of
Technical Specialization as Compared to General Residential
and Commercial Construction Creating a unique niche for CFSG

Designers must consider a myriad of complex technologies, safety factors, as well as, unique fire hazard risks associated with various areas of protection

CFSG’s specialized products & technologies address adverse environmental problems such as humidity, dust and electro-magnetic interference

CSFG provides “end-to-end” turnkey solutions and services that are required by many industrial customers

28 issued patents covering: fire detecting, system control, and fire extinguishing technologies, with 3 additional patents pending

High displacement barriers after initial installation with ongoing high margin maintenance opportunities

Current Sales and Implementation Process

    Typical industrial fire prevention and fighting system contract

Identifying

target projects

Project tendering and

Contract signing

Specialized fire

facilities design

Business contact

and technical service

for target customers

Risk analysis of fire hazard

Technical solution of fire safety system

Testing on fire hazard

Fire detection system

Fire extinguishing system

Fire alarm control system

Maintenance

System integration

(including purchasing of

peripheral products)

Product Manufacture

Quality Control

Installation and

management

Total Solutions
Product Sales
Maintenance Services
3%
23%
74%

CHINA FIRE & SECURITY GROUP INC.
Ticker: CFSG

Revenue Composition

Three major revenue sources:

Total Solutions (74%) – complete design and installation of fire prevention and suppression systems

Product Sales (23%) – the sale of proprietary and other fire detection and remediation products is done through regional sales offices and value added resellers

Maintenance Services (3%) – provided to customers after the
installation of relevant fire prevention and suppression systems

Revenue breakdown

Product Portfolio

CFSG has developed a proprietary product line that addresses all aspects of industrial fire safety requirements:

Industrial Fire Detectors

Industrial Fire Alarm Control and Management Systems

Industrial Fire Extinguishing Systems

Fire Detectors

Linear Heat Detectors

        Required in all industrial environments to detect potential fire hazards in power cables, oil tanks, pipelines, machineries, power plants, large storage, etc.

Flame Detectors ( Multi-Frequency Infrared Flame Detectors)

        Based on leading global technology and is widely used in petrochemical plants, hydraulic oil storage, airports, etc.

Gas Detectors (Long-haul Flash type IR Combustible Gas Detectors)

        Can detect a range of 120m x 14m space and works under all weather conditions.
It is widely used in oil drilling platforms, oil transportation pipelines, chemical storage facilities, winery storage, etc.

Industrial Fire Detectors are required in all industrial
environments to detect potential fire hazards.

工业消防安全网络监控系统
Network Supervisor Control for Industrial Fire Safety

CHINA FIRE & SECURITY GROUP INC.
Ticker: CFSG

Controllers

Industrial Fire Alarm Control and Management Systems
functions as the operating system for the fire detection
and extinguishing systems, and all protected areas. A fire
alarm triggers the activation of the automatic fire
extinguishing system:

Fire Alarm and Control System

Cell-based Fire Safety Information Management
System

Network-based Monitoring and Command System

Network-based Customer Service System

Extinguishers

Industrial Fire Extinguishing Systems spray water mist evenly through valves that can be controlled automatically to ensure effective regional fire extinguishing:

Specialized Water Spray Fire Extinguishing System

Medium Pressure Single Fluid Water Mist Extinguishing
System

Strong R&D Capability

R&D team includes staff of 30, the majority which graduated from Top
Universities, including a PhD from Qinghua University.

Consists of four groups: Detection, Controller, Fire Extinguishing, and
System Integration. CFSG has partnerships with other research institutes and universities to jointly develop products for certain consumer applications, such as the Beijing University of Science & Technology, China University
of Mining, Wuhan University of Science & Technology, and the Chinese
Academy of Sciences.

Two “Best of Class” industrial testing facilities, where analysis and examination of products and systems are conducted utilizing real world conditions.

Experienced advisors and consultants, including a technical consultant who was the former Chief of the Fire Prevention Bureau.

Leading Industry Standard

CFSG has continued to strengthen its position as a leader in the development of PRC’s national fire safety standards:

Editorial member for the “Linear Type Heat Detectors”

Chief Editorial member for the “Design of Fire Prevention Standards for Metallurgy, Iron and Steel Enterprises”

Editorial member for the “Standardization for Fire Prevention
Designs in Thermal Power Generating Plants and Transformer
Stations”

Major participating units for the provincial fire safety standard in the
Liaoning, Hubei, Shan Xi, Guang Dong

Manufacturing Facilities

Located in Beijing - 30,000 sq. ft. facility; Recently acquired facility outside of Beijing to accommodate new product
opportunities

Annual production capacity of 6 million meters (approximately
20 million feet) of linear heat detectors

55% of capacity utilization with ample room to accommodate
future growth

Nationwide Sales Network

Shanghai

Ningbo

Beijing

Guangdong

Jiangsu

Zhejiang

Hubei

Hunan

Jiangxi

Anhui

Shandong

Liaoning

Hebei

Shanxi

Inner Mongolia

Shanxi

XinJiang

Xiquan

Guizhou

Yunnan

Wuhan

Chongqing

Kunming

Urumqi

Chengdu

Guiyang

Jiayuguan

Anshan

Baotou

Guangzhou

Nanjing

Changsha

Taiyuan

Headquarters

Office/ Branches

Customers

Gansu

Heilongjiang

Nanchang

Broad customer
base which
spans over 20
provinces in the
PRC

CFSG has
established
nearly 20
branches and
offices
throughout PRC
to facilitate
sales

CFSG has also
developed
excellent
relationships
with outside
distributors and
resellers.

Sample of Client List

The Company has developed systems for clients in 20 major provinces across China.
Most are first tier state-owned enterprises with a significant number of contracts exceeding RMB 10 million (approximately $1.25 million USD).

14,402,610

28,079,241

47,014,436

43,209,054

107,092,831

122,570,643

122,262,952

Total
Cumulative
Contract Value:

5,418,742

PetroChina Company

15,371,287

Anshan Iron and Steel Company

13,430,252

Wuhan Iron and Steel Company

15,332,700

Ma An Shan Iron and Steel Company

3,521350

DaTang Power

1,806,196

HuaNeng Power

5,895,996

China Changjiang Sanxia (“Three Gorges

   Project”)

Total Cumulative Contract
Value: (approximate USD at
time of contract)

Project

RMB

US $

科学技术成果鉴定证书

CHINA FIRE & SECURITY GROUP INC.
Ticker: CFSG

Case Study - Wuhan Steel

Customer:                 Wuhan Iron and Steel (Group)

Background:          In April 1995, CFSG was hired as a General Contractor to
design and install a fire extinguishing and suppression
system.

Event:                             On April 28, 1997 molten steel leaked in the plant.  CFSG
fire extinguishing system successfully prevented the fire
from spreading and averted the potential loss of the
facility and million of dollars in damages.

Result:                           Based on the success of these events the Fire Prevention
Bureau of China awarded CFSG the “Science and
Technology Achievement Assessment Certificate”. Over
the past 10 years CFSG has continued to supply Wuhan
Iron and Steel Group with superior products and services
with cumulative sales over $13 million (USD).

中国消防协会
CHINA FIRE PROTECTION ASSOCIATION

高新技术企业证书

CHINA FIRE & SECURITY GROUP INC.
Ticker: CFSG

Awards and Recognition

Ranked No.1 in the category of “System Contracting Enterprises” and on top of the list of the “Top 30 Companies in the Fire Protection Industry” by the China Fire Protection
Association.

Obtained an Innovation Fund for small technology-based firms from the Ministry of
Science and Technology.

Other key recognitions, awards and honors include:

   New and Advanced Technology Enterprise Certificate

   Starlight Advanced Technology Model Enterprise of Beijing

   Technology Achievement Appraisal Certificate by the Ministry of

    Public Security and Beijing City

   Beijing Science and Technology Achievement

资 质 证 书

工程设计证书

XGC
CERTIFICATE OF CONFORMITY
OF QUALITY SYSTEM CERTIFICATION

CHINA FIRE & SECURITY GROUP INC.
Ticker: CFSG

Certifications

Top Level Design Qualification

Top Level Engineering Qualification from the Ministry of
Construction; needed for total solutions in China

UL Certification from Underwriters Laboratories Inc. of the U.S.

Certification of the high-tech enterprise

Quality System Certification of ISO9001:2000

Strong Financial Performance

$9,169

26.4%

$8,579

$8,250

50%

$16,229

$32,455

2006A

Proforma

34.5%

32.6%

31.6%

Operating Margin

$3,277

$7,040

$5,206

Operating Income

$4,130

$7,272

$5,219

Net Income

$1,739

$5,495

$4,069

Operating
Expenses

52.8%

58.1%

56.4%

Gross Margins

$5,016

$12,536

$9,276

Gross Profit

$9,500

$21,574

$16,457

Revenue

First Quarter
2007

2005A

2004A

Year

Select Financial Results (in 000’s USD)

Key Operating Metrics

                       2005                2006                1Q2007

Year over Year Revenue Growth                    31.1%              53.2%             42.8%

Gross Profit Increase                           35.2%            29.5%             42.7%

Operating Income Increase      35.2%            21.9%*          54.7%

Net Income                                                             39.3%               26.3%**        50.8%***

*Excludes $0.6 million in non cash charges related to management’s stock option plan

**Excludes $2.2 million in total non cash charges, including $0.6 million in management stock option expense and $1.6 million charge due to change in fair value of derivatives related to the warrants in the October
2006 private placement

***Excludes $0.8 million in non cash positive gain for change in fair value of derivatives

Management has committed to a “make good” of $13.0 million in net income and earnings per share of $0.46 for 2007

Balance Sheet Highlights

$24,979

$20,649

$48,309

$43,679

$4,191

$13,262

$11,049

December 31,
2006

N/A

$25,754

$25,832

$21,618

$2,410

$7,687

$3,893

December 31,
2005

$19,830

Total Current Liabilities

$29,469

Shareholders Equity

$51,146

Total Assets

$46,410

Current Assets

$3,549

Inventory

$14,679

Accounts Receivable

$10,654

Cash and Restricted Cash

March 31,
2007

Accounts Receivable are of high quality and the Company has
experienced less than $636,000 in bad debt expense in 2006

Cash Flow from Operation of $8.9 million for 2006

Select Financial Results (in 000’s USD)

Backlog Provides Solid Visibility

Note: As of December 31

Source: Company Results

$29,000*

$23,961*

$7,500*

Backlog (Unrecognized Revenue

in 000’s USD):

2006

2005

2004

Experienced Management Team

Gang Jin Li, Chairman of the Board, Mr. Li founded the company in February 1995 and is responsible for the strategic planning, sales and marketing of the company. He has over 12 years experience in the fire prevention and fighting industry in China. Prior to founding the Company in 1995, he was a Director of Engineering in the 20th Metallurgic Construction Company. Mr. Li is an Executive
Director of the China Fire Protection Association (CFPA), and the vice-chairman of the “Electrical Fire Prevention Committee of CFPA”.
Mr. Li is also a member of the US-based “National Fire Protection Association” (NFPA). In recognition for his leadership capabilities and creating the number #1 Company in China’s industrial fire protection industry, Mr. Li was awarded as an (“China Outstanding
Entrepreneur”) – issued by China Enterprises Association in 2004. Mr. Li received his Master of Management Degree from Beijing
University in 1991 and Bachelor of Engineering from Wuhan Iron and Steel University in 1982.

Brian Lin, CEO, Mr. Lin has over 17 years management and technical experience both in the US and China. Mr. Lin is an early stage investor and co-founder of the Company and has been providing strategic guidance since its inception. Prior to joining CFSG in
January 2006, Mr. Lin was the CEO of Beijing Linkhead Technologies, a telecommunications service company he co-founded in 1994 and was sold to PacificNet Inc. (NASDAQ “PACT”) in December 2003. Prior to Linkhead, Mr. Lin was Director of R&D, Value-added
Services Division of UTStarcom (NASDAQ “UTSI”) and held various management and technical positions with Nortel Networks and
Motorola in the US. Mr. Lin received his Master’s Degree in Electrical Engineering from University of Toronto, Canada in 1989.

Tieying Guo, President , Ms. Guo has served as President of CFSG Industrial Fire Safety Limited since July 2006 and brings over twenty years experience in China’s fire protection industry. From January 2004 to July 2006, Ms. Guo was the Executive Vice
President of China Fire Group, a fire protection equipment and engineering company in China which was listed in the Hong Kong
Stock Exchange in 2003. Ms. Guo provided key strategic guidance in all the M&A activities for China Fire Enterprise Group. From
2000 to 2004, Ms. Guo held management positions with China Huandao Group, the largest state-owned group under the Ministry of
Public Safety which owned nearly all the largest state owned fire protection and securities companies in China.

Future Growth Drivers

Continue to leverage and further advance CFSG brand name and recognition throughout China

Gain additional market share through new and existing customers operating in our core industries - iron and steel production, power plants, petrochemical plants, and special purpose construction

Capture business in new industries such as transportation (subway and tunnel systems), marines, nuclear energy, and large open-space markets
(i.e.) exhibition halls, stadiums and theatres

Expand our current product lines for industrial fire protection and extinguishment.

Seek targeted acquisitions with strong product lines and/or engineering capabilities in regional markets that will bolster our current product portfolio and addressable customer base

Further explore international market opportunities through additional
OEM and distribution relationships

Questions?

Investor Inquiries:

Brian Lin                             Matt Hayden

CEO              President HC International

86 (10) 8589-7509                         (858) 704 – 5065

briansureland@gmail.com                 matt@haydenir.com